Exhibit 99.1

______________________________________________________

Engility Reports Third Quarter 2018 Results

•	Record book-to-bill ratio of 2.4x
•	Revenue of $471 million and cash flow from operations of $42 million
•

GAAP net income attributable to Engility of $4 million, or $0.11 per diluted share, after recording $17 million of income taxes and non-core operating costs, which reduced net income by $0.46 per diluted share

•	EBITDA of $38 million, or 8.0% of revenue, and adjusted EBITDA of $44 million, or 9.4% of revenue
•	Company reiterates 2018 guidance, excluding SAIC transaction-related expenses and the impact from certain non-cash tax adjustments, and remains confident in achieving organic revenue growth in 2019
•

Announced planned merger with Science Applications International Corporation (“SAIC”), creating the second largest independent technology integrator in government services; merger on track to close in early 2019

CHANTILLY, VA – October 31, 2018, Engility Holdings, Inc. (NYSE: EGL) today announced financial results for the third quarter ended September 28, 2018.

CEO Commentary

“We had a strong third quarter delivering a company record quarterly book-to-bill ratio, as well as revenue, profitability, and cash flow results that exceeded our expectations. These results give us further confidence that we will achieve organic revenue growth in 2019,” said Lynn Dugle, Chairman, President and CEO of Engility. “We look forward to our combination with SAIC to form the second largest independent technology integrator with complementary portfolios and similar cultures. We believe this merger provides compelling value for our shareholders through an improved capital structure that supports additional organic and inorganic investment, an attractive dividend, an ability to participate in the upside from cost and revenue synergies, and an enhanced competitive position.”

Third Quarter 2018 Results

Total revenue for the third quarter of 2018 was $471 million. GAAP operating income was $27 million and GAAP operating margin was 5.7%. GAAP net income attributable to Engility was $4 million, or $0.11 per diluted share, after recording $17 million of income taxes and non-core operating costs, which reduced net income by $0.46 per diluted share. Cash taxes paid in the third quarter of 2018 were $0.1 million. EBITDA was $38 million and EBITDA margin was 8.0%.

Adjusted operating income was $40 million and adjusted operating margin was 8.4%. Adjusted EBITDA was $44 million and adjusted EBITDA margin was 9.4%.

Information about the company's use of non-GAAP financial information is provided below under “Non-GAAP Measures” and in the non-GAAP reconciliation tables included herein.

Key Performance Indicators

•	Book-to-bill ratio for the third quarter of 2018 was 2.4x on net bookings of $1.1 billion, and trailing twelve-month book-to-bill ratio was 1.2x on net bookings of $2.2 billion.[1]
•	Total estimated contract value at the end of the third quarter of 2018 was $4 billion, a 9% increase from the third quarter of 2017.
•	For the third quarter of 2018, days sales outstanding, net of advanced payments, were 58 days and cash flow generated from operating activities was $42 million.
•	During the third quarter of 2018, the company made total debt payments of $30 million. Total debt payments for the first nine months of 2018 were $75 million.

Third Quarter 2018 Contract Awards

•	Awarded more than $550 million in net bookings within the Intelligence industry.
•	Awarded more than $320 million in net bookings within the Space industry.
•	Awarded more than $235 million in net bookings within the Defense industry.

Fiscal Year 2018 Guidance

Based on Engility’s financial results for the first nine months of 2018 and its current outlook for the remainder of 2018, the company is reiterating its fiscal year 2018 guidance issued on August 1, 2018, excluding SAIC transaction-related expenses and the impact from certain non-cash tax adjustments.

Conference Call Information

Engility will host a conference call today, October 31, 2018, at 8:30 a.m. ET to discuss the financial results for its third quarter 2018.

Listeners may access a webcast of the live conference call from the Investor Relations section of the company's website at www.engility.com. Listeners also may access a slide presentation on the website, which summarizes the company’s third quarter 2018 results. Listeners should go to the website at least 15 minutes before the live event to download and install any necessary audio software.

Listeners also may participate in the conference call by dialing (888) 655-5029 (domestic) or (503) 343-6026 (international) and entering passcode 5578958.

[1]

Third quarter 2018 and trailing-twelve month bookings include approximately $400 million of contract value that is under protest. The company is optimistic that the protest will be resolved in its favor.

A replay will be available on the company's website approximately two hours after the conference call and continuing for one year. A telephonic replay also will be available through November 7, 2018 by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) and entering passcode 5578958.

About Engility

Engility (NYSE: EGL), a $2 billion technology leader, has thousands of employees around the world working to make a difference. Our history of delivering results for the defense, federal civilian, intelligence and space industries spans more than 60 years. We provide leading-edge solutions and services on Earth, in space and across cyber by leveraging expertise in systems engineering & integration, high performance computing, cybersecurity, readiness & training, enterprise modernization and mission operations support.  To learn more about us, please visit www.engility.com and connect with us on Facebook, LinkedIn and Twitter.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition of Engility, SAIC has filed with the SEC a registration statement on Form S-4 to register the shares of SAIC common stock to be issued in connection with the merger. The registration statement includes a preliminary joint proxy statement/prospectus, and a definitive joint proxy statement/prospectus, when it becomes available, will be sent to the shareholders of SAIC and Engility seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SAIC, ENGILITY, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SAIC at its website, www.saic.com, or from Engility at its website, www.engility.com.

Participants in Solicitation

SAIC, Engility, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from the stockholders of SAIC and Engility in connection with the proposed transaction. Information about SAIC’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 29, 2018 and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 25, 2018. Information about Engility’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 2, 2018, and the proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 13, 2018. Investors may obtain more detailed information regarding the direct and indirect interests of SAIC, Engility, and their respective executive officers and directors in the transaction by reading the preliminary and definitive joint proxy statement/prospectus regarding the transaction, which will be filed with the SEC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Engility’s future prospects, projected financial results, estimated integration costs and acquisition related amortization expenses, the proposed transaction between SAIC and Engility, and business plans. Words such as "may," "will," "should," "likely," "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates" and similar expressions are also used to identify these forward-looking statements. These statements are based on the current beliefs and expectations of Engility’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Engility’s actual results to differ materially from those described in the forward-looking statements can be found under the heading "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2017, and more recent documents that have been filed with the Securities and Exchange Commission (SEC) and are available on the investor relations section of Engility’s website (www.engility.com) and on the SEC’s website (www.sec.gov).  In addition, there are various risks and uncertainties associated with the proposed transaction between SAIC and Engility, including but not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the pending merger; the possibility of non-consummation of the pending merger and termination of the merger agreement; the risk that the Company could be required to pay a termination fee of up to $60 million to SAIC under certain circumstances pursuant to the terms of the merger agreement; the failure to obtain Company stockholder approval of the pending merger or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the pending merger; the risk that stockholder litigation in connection with the pending merger may affect the timing or occurrence of the pending merger or result in significant costs of defense, indemnification and liability; the significant transaction costs which have been and may continue to be incurred by the Company related to the pending merger; and other potential risks to the Company associated with any failure to closing the merger, including the potential distraction of employee and management attention during the pendency of the merger, uncertainty about the effect of the pending merger on the Company’s relationships with employees, potential and existing customers and suppliers and other parties, and the impact that the failure of the pending merger to close could have on the trading price of shares of Company common stock and the Company’s operating results. Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance.

Media: Scott Fazekas Engility Holdings, Inc. (703) 984-5068 Scott.Fazekas@engility.com	Investor Relations: Dave Spille Engility Holdings, Inc. (703) 984-6120 Dave.Spille@engility.com

ENGILITY HOLDINGS, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 28, 2018	September 29, 2017	September 28, 2018	September 29, 2017
Revenue	$471,207	$487,144	$1,436,281	$1,467,030
Costs and expenses
Cost of revenue	400,474	417,581	1,225,662	1,255,603
Selling, general and administrative expenses	43,925	33,419	120,811	107,636
Total costs and expenses	444,399	451,000	1,346,473	1,363,239
Operating income	26,808	36,144	89,808	103,791
Interest expense, net	16,981	19,739	53,520	59,189
Other income, net	(191)	(62)	(441)	(121)
Income before provision for income taxes	10,018	16,467	36,729	44,723
Provision for income taxes	4,601	5,611	10,968	16,671
Net income	5,417	10,856	25,761	28,052
Less: Net income attributable to non-controlling interest	1,135	1,051	3,063	3,683
Net income attributable to Engility	$4,282	$9,805	$22,698	$24,369

Earnings per share attributable to Engility
Basic	$0.12	$0.27	$0.61	$0.66
Diluted	$0.11	$0.26	$0.60	$0.65

Weighted average number of shares outstanding
Basic	36,968	36,809	36,928	36,831
Diluted	37,782	37,348	37,737	37,354

ENGILITY HOLDINGS, INC.

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 28,	December 31,
	2018	2017
Assets:
Current assets:
Cash and cash equivalents	$41,699	$41,890
Accounts receivables, net	75,905	108,100
Unbilled receivables	255,459	222,994
Other current assets	18,590	19,681
Total current assets	391,653	392,665
Property, plant and equipment, net	49,492	44,006
Goodwill	1,071,371	1,071,371
Identifiable intangible assets, net	337,047	361,410
Deferred tax assets	109,464	150,535
Other assets	5,786	6,021
Total assets	$1,964,813	$2,026,008
Liabilities and Equity:
Current liabilities:
Current portion of long-term debt	$25,260	$26,947
Accounts payable, trade	44,900	52,954
Accrued employment costs	99,304	77,545
Accrued expenses	79,766	74,856
Advance payments and billings in excess of costs incurred	26,261	30,380
Income tax liabilities	352	548
Other current liabilities	16,257	26,688
Total current liabilities	292,100	289,918
Long-term debt	871,857	938,687
Income tax liabilities	33,080	62,219
Other liabilities	59,987	59,079
Total liabilities	1,257,024	1,349,903
Equity:
Preferred stock, par value $0.01 per share, 25,000 shares authorized, none issued or outstanding as of September 28, 2018 or December 31, 2017	—	—
Common stock, par value $0.01 per share, 175,000 shares authorized, 36,969 and 36,822 shares issued and outstanding as of September 28, 2018 and December 31, 2017, respectively	370	368
Additional paid-in capital	1,252,006	1,244,940
Accumulated deficit	(552,151)	(576,019)
Accumulated other comprehensive loss	(1,693)	(3,805)
Total equity attributable to Engility	698,532	665,484
Non-controlling interest	9,257	10,621
Total equity	707,789	676,105
Total liabilities and equity	$1,964,813	$2,026,008

ENGILITY HOLDINGS, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine Months Ended
	September 28, 2018	September 29, 2017
Operating activities:
Net income	$25,761	$28,052
Share-based compensation	9,111	6,052
Depreciation and amortization	32,460	33,172
Loss (gain) on sale of property, plant and equipment	69	(306)
Loss on extinguishment of debt	253	432
Amortization of bank debt fees	6,389	6,484
Deferred income taxes	39,810	17,096
Excess tax deduction on share-based compensation	106	(191)
Changes in operating assets and liabilities:
Receivables	5,213	(7,465)
Other assets	31	7,894
Accounts payable, trade	(9,310)	5,332
Accrued employment costs	21,759	(2,133)
Accrued expenses	4,023	5,093
Advance payments and billings in excess of costs incurred	(4,119)	(1,354)
Other liabilities	(36,811)	(19,403)
Net cash provided by operating activities	94,745	78,755
Investing activities:
Proceeds (payments) from sale of business, net of amount placed in escrow	(1,900)	22,349
Proceeds from sale of property, plant and equipment	—	2,902
Capital expenditures	(11,404)	(5,810)
Net cash provided by (used in) investing activities	(13,304)	19,441
Financing activities:
Repayment of long-term debt	(75,115)	(86,410)
Gross borrowings from revolving credit facility	167,000	270,000
Gross repayments of revolving credit facility	(167,000)	(270,000)
Debt issuance costs	(45)	—
Payment of employee withholding taxes on share-based compensation	(2,045)	(1,501)
Dividends paid	—	(407)
Distributions to non-controlling interest member	(4,427)	(6,136)
Net cash used in financing activities	(81,632)	(94,454)
Net change in cash and cash equivalents	(191)	3,742
Cash and cash equivalents, beginning of period	41,890	48,236
Cash and cash equivalents, end of period	$41,699	$51,978

Non-GAAP Measures

The tables under "Engility Holdings, Inc. Reconciliation of Non-GAAP Measures" present Adjusted Operating Income, Adjusted Operating Margin, Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), Adjusted EBITDA, EBITDA Margin, and Adjusted EBITDA Margin, reconciled to their most directly comparable GAAP measure. These financial measures are calculated and presented on the basis of methodologies other than in accordance with U.S. generally accepted accounting principles ("Non-GAAP Measures"). Engility has provided these Non-GAAP Measures to adjust for, among other things, the transaction costs related to the SAIC Merger, the impact of amortization expenses related to our acquisitions of TASC, Inc. and Dynamics Research Corporation, costs associated with a loss or gain on the disposal or sale of property, plant and equipment, restructuring and related expenses, legal and settlement costs, and refinancing-related expenses. These items have been adjusted because they are not considered core to the company’s business or otherwise not considered operational or because these charges are non-cash or non-recurring. The company presents these Non-GAAP Measures because management believes that they are meaningful to understanding Engility’s performance during the periods presented and the company’s ongoing business. Non-GAAP Measures are not prepared in accordance with GAAP and therefore are not necessarily comparable to similarly titled metrics or the financial results of other companies. These Non-GAAP Measures should be considered a supplement to, not a substitute for, or superior to, the corresponding financial measures calculated in accordance with GAAP.

ENGILITY HOLDINGS, INC.

RECONCILIATION OF NON-GAAP MEASURES

The following tables set forth a reconciliation of each of these Non-GAAP Measures to the most directly comparable GAAP measure for the periods presented.

Adjusted Operating Income and Adjusted Operating Margin

(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 28, 2018	September 29, 2017	September 28, 2018	September 29, 2017
Net income	$5,417	$10,856	$25,761	$28,052
Provision for income taxes (1)	4,601	5,611	10,968	16,671
Other income, net	(191)	(62)	(441)	(121)
Interest expense, net (2)	16,981	19,739	53,520	59,189
Operating income	26,808	36,144	89,808	103,791

Adjustments
Acquisition, restructuring and legal and settlement expenses, excluding amortization (3)	6,380	(139)	8,833	3,606
Acquisition-related intangible amortization	6,334	6,334	19,003	19,003
Loss (gain) on sale of business and property, plant and equipment, net	51	191	69	(306)
Total adjustments	12,765	6,386	27,905	22,303
Adjusted operating income	$39,573	$42,530	$117,713	$126,094

Operating margin	5.7%	7.4%	6.3%	7.1%
Adjusted operating margin	8.4%	8.7%	8.2%	8.6%

(1)

Cash paid for income taxes for the three months ended September 28, 2018 and September 29, 2017 was $84 and $151, respectively, and for the nine months ended September 28, 2018 and September 29, 2017 was $566 and $539, respectively.

(2)	Interest expense, net, included refinancing-related expenses of $1,918 and $3,140 for the nine months ended September 28, 2018 and September 29, 2017, respectively.

(3)	Includes $5,118 of SAIC transaction-related expenses in both the three and nine months ended September 28, 2018.

Supplemental:

For the three months ended September 28, 2018 and September 29, 2017, the impacts to GAAP net income attributable to Engility from the provision for income taxes and the adjustments noted in the above table were $17 million and $12 million, respectively. For the nine months ended September 28, 2018 and September 29, 2017, the impacts to GAAP net income attributable to Engility from the provision for income taxes and the adjustments noted in the above table were $39 million in both periods. These results have not been adjusted for cash taxes paid or refinancing-related expenses as noted in footnote 1 and footnote 2, respectively.

ENGILITY HOLDINGS, INC.

Earnings before interest, taxes, depreciation, and amortization (EBITDA) and Adjusted EBITDA

(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 28, 2018	September 29, 2017	September 28, 2018	September 29, 2017
Net income	$5,417	$10,856	$25,761	$28,052

Interest, taxes, and depreciation and amortization
Interest expense	16,981	19,739	53,520	59,189
Provision for income taxes	4,601	5,611	10,968	16,671
Depreciation and amortization	10,720	11,201	32,460	33,172
EBITDA	37,719	47,407	122,709	137,084

Adjustments to EBITDA
Acquisition, restructuring and legal and settlement expenses, excluding amortization (1)	6,380	(139)	8,833	3,606
Loss (gain) on sale of business and property, plant and equipment, net	51	191	69	(306)
Adjusted EBITDA	$44,150	$47,459	$131,611	$140,384

EBITDA Margin	8.0%	9.7%	8.5%	9.3%
Adjusted EBITDA Margin	9.4%	9.7%	9.2%	9.6%

(1)	Includes $5,118 of SAIC transaction-related expenses in both the three and nine months ended September 28, 2018.